Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) each of the undersigned officers of Severn Bancorp, Inc. (“The Company”) does hereby certify with respect to the Quarterly Report of Severn Bancorp, Inc. on Form 10‑Q for the quarterly period ended June 30, 2018 (the “Report”) that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:	August 14, 2018	/s/ Alan J. Hyatt
Alan J. Hyatt
Chairman of the Board, President and
Chief Executive Officer (Principal Executive Officer)

Date:	August 14, 2018	/s/ Paul B. Susie
Paul B. Susie
Executive Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.